SCHEDULE 14C
                                 (Rule 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION
        Information Statement Pursuant to Section 14(c) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Check the appropriate box:
|X|     Preliminary Information Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

|_| Definitive Information Statement

Boundless Corporation
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                          P R E L I M I N A R Y   C O P Y

                              BOUNDLESS CORPORATION
                              100 Marcus Boulevard
                            Hauppauge, New York 11788

                              INFORMATION STATEMENT
                             (Dated March  , 1998)

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACTIONS, DEFINED BELOW, HAVE ALREADY BEEN APPROVED BY WRITTEN CONSENT OF MORGAN KENT GROUP, INC. WHICH OWNS A MAJORITY OF THE COMPANY'S OUTSTANDING SHARES OF COMMON STOCK. A VOTE OF THE REMAINING STOCKHOLDERS IS NOT NECESSARY.

                                     GENERAL

     This Information Statement is first being furnished on or about March   ,
1998 to holders of record as of the close of business on December 31, 1997 of the common stock, $.01 par value per share ("Common Stock"), of Boundless Corporation (formerly SunRiver Corporation), a Delaware corporation (the "Company"), in connection with the following (collectively, the "Actions"):

     1. amending the Company's Certificate of Incorporation, as amended ("Certificate of Incorporation"), (a) to effect a one-for-ten reverse split of the issued and outstanding shares of Common Stock, and (b) to decrease the total number of shares of Common Stock which the Company has authority to issue from 100,000,000 to 25,000,000 (the "Charter Amendment"); and

     2. approving the Company's 1997 Incentive Plan (the "1997 Plan"), a copy of which is attached hereto as Exhibit A, permitting the grant of stock options, stock appreciation rights, performance shares, stock awards, stock units and incentive awards to employees, directors and others.

     The Board of Directors of the Company (the "Board") has approved, and Morgan Kent Group, Inc. (formerly SunRiver Group, Inc.) ("Morgan Kent Group"), which owned 26,439,380 shares (approximately 51%) of the 51,392,288 shares of Common Stock outstanding as of December 31, 1997 has consented in writing to, the Actions. Such approval and consent are sufficient under Section 228 of the Delaware General Corporation Law and the Company's By-Laws to approve the Actions. Accordingly, the Actions will not be submitted to the other Company stockholders for a vote and this Information Statement is being furnished to stockholders solely to provide them with certain information concerning the Actions in accordance with the requirements of Delaware law and the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including particularly Regulation 14C.

     The Actions described in item 1, above, will be effective on the date that a Certificate of Amendment of the Certificate of Incorporation with respect to such Actions is filed with the Secretary of State of the State of Delaware. This filing is expected to occur on March , 1998.

     The principal executive offices of the Company are located at 100 Marcus Boulevard, Hauppauge, New York 11788, and the Company's telephone number is
(516) 342-7400.

                           AMENDMENT TO THE COMPANY'S
                          CERTIFICATE OF INCORPORATION
     TO EFFECT A 1-FOR-10 REVERSE SPLIT OF THE OUTSTANDING COMMON STOCK AND
                 TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF
                   COMMON STOCK FROM 100,000,000 TO 25,000,000


     The Board has approved the Charter Amendment to effect a one-for-ten reverse split ("Reverse Split") of the issued and outstanding shares of Common Stock, par value $.01 per share ("Existing Common"), and to decrease the total number of shares of Common Stock which the Company has authority to issue from 100,000,000 to 25,000,000. A copy of the Charter Amendment effecting the Reverse Split, in substantially the form to be filed with the Department of State of Delaware, is provided below. Morgan Kent Group, the majority stockholder of the Company as of December 31, 1997 and as of the date of this Information Statement, has consented to the Reverse Split and the Charter Amendment, which is expected to become effective on March , 1998 (the "Effective Date"). Pursuant to the Reverse Split, each share of Existing Common issued and outstanding immediately prior to the Effective Date will be reclassified as, and exchanged for, one-tenth of one share of newly issued Common Stock, par value $.01 ("New Common").

     The Reverse Split will not materially affect the proportionate equity interest in the Company of any holder of Existing Common or the relative rights, preferences, privileges or priorities of any such stockholder. In addition, the approximately 11,835,331 shares issuable upon exercise of the Company's outstanding options and warrants, and the exercise price per share, will be proportionately adjusted, and the par value per share of the Common Stock will not be changed.

Purpose and Effect of the Reverse Split

     The Existing Common has been trading below $1.00 per share, which is the minimum bid price for continued listing on The Nasdaq SmallCap MarketSM (the "SmallCap Market"). The closing bid price for the Existing Common on February 13, 1998 was $0.69 per share. The Company believes that The Nasdaq Stock Market, Inc. ("NASDAQ") may remove the Company from listing on the SmallCap Market if the minimum bid price requirement continues not to be met. In an effort to avoid such action by NASDAQ, the Board believes that it is in the best interest of the Company and its stockholders to effect the Reverse Split.

     The Board also believes that it is in the best interest of the Company and its stockholders that the Common Stock be listed for trading on the Nasdaq National MarketSM (the "National Market"), whose minimum bid price per share is $5.00. While the Company currently does not meet the minimum bid price requirement, the Reverse Split should positively affect the trading price per share of the New Common. The Company will apply as early as practicable for listing the New Common for trading on the National Market. The Company believes that such listing, if accomplished, would be of benefit to the Company. The Company believes that certain large investors, such as institutions, are more likely to invest in stocks listed on the National Market than those listed on the SmallCap Market. The Company also believes that listing on the National Market may improve its image to its customers and vendors. However, there can be no assurance that the Company will meet in the future the entry standards for the National Market.

     An additional effect of the Reverse Split will be to decrease the number of issued and outstanding shares of Common Stock from 51,392,288 shares of Existing Common as of December 31, 1997 to approximately 5,139,000 shares of New Common. No assurance can be given, however, that the market price of the New Common will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Split. The New Common issued pursuant to the Reverse Split will be fully paid and non-assessable. All shares of New Common will have the same par value, voting rights and other rights as shares of the Existing Common have. Stockholders of the Company do not have preemptive rights to acquire additional shares of Common Stock which may be issued. In addition, the filing of the Charter Amendment will lower the number of currently authorized shares of the Common Stock from 100,000,000 to 25,000,000. The Certificate of Incorporation will continue to authorize 1,000,000 shares of preferred stock, par value $.01, of which none are currently issued or outstanding.

     The Company's registration statement on Form S-1 registered in July 1996, among other shares, 2,500,000 shares which may be issued and sold by the Company from time to time. As of December 31, 1997, 918,651 of such 2,500,000 shares remained unissued. However, the registration statement will have to be updated before the Company can sell additional registered shares. Except as described in this Information Statement, the Company has no definitive plans or commitments to issue additional shares of Common Stock.

Stock Certificates and Fractional Shares

     The Reverse Split will occur on the Effective Date without any further action on the part of stockholders of the Company and without regard to the date or dates on which certificates representing shares of Existing Common are actually surrendered by each holder thereof for certificates representing the number of shares of the New Common which each such stockholder is entitled to receive as a consequence of the Reverse Split. After the Effective Date of the Reverse Split, the certificates representing shares of Existing Common will be deemed to represent one-tenth the number of shares of New Common. Certificates representing shares of New Common will be issued in due course as old certificates are tendered for exchange or transfer to American Stock Transfer & Trust Company, 40 Wall Street, New York, NY 10005, Attention: Shareholder Relations (the "Exchange Agent" or "Transfer Agent"), telephone number:
800-937-5449.

     No fractional shares of New Common will be issued and, in lieu thereof, stockholders holding a number of shares of Existing Common not evenly divisible by 10, and stockholders holding fewer than 10 shares of Existing Common prior to the Effective Date, upon surrender of their old certificates, will receive cash in lieu of fractional shares of New Common. Such cash payment will not be made until a stockholder's certificates of Existing Common are presented to the Exchange Agent. The price payable by the Company for those shares of Existing Common which are not divisible by 10 will be equal to the product of (a) the number of such shares which cannot be exchanged for a whole number of shares of New Common and (b) the average of the closing price of one share of Existing Common as reported on the SmallCap Market for the 10 business days immediately preceding the Effective Date of the Reverse Split for which transactions in the Existing Common are reported.

Source of Funds; Number of Holders

     The funds required to purchase the fractional shares are available and will be paid from the current cash reserves of the Company. The Company cannot predict with certainty the number of fractional shares or the total amount that the Company will be required to pay for fractional share interests. However, it is not anticipated that the funds necessary to effect the cancellation of fractional shares will be material.

     As of February 13, 1998, there were approximately 985 holders of record of Existing Common. The Company does not anticipate that, as a result of the Reverse Split, the number of holders of record or beneficial owners of Existing Common or New Common will change significantly.

No Change in Company's Status

     The Company does not anticipate any change in the Company's status as a reporting company for federal securities law purposes as a result of the Reverse Split.

Exchange of Stock Certificates

     Included with this Information Statement as a separate document, the Company is providing a transmittal form (the "Transmittal Form") that each stockholder of record on the Effective Date should use to transmit certificates representing shares of Existing Common ("Old Certificates") to the Exchange Agent for exchange or transfer. The Transmittal Form contains instructions for the surrender of Old Certificates to the Exchange Agent in exchange for certificates representing the appropriate number of whole shares in New Common. No new certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates together with a properly completed and executed Transmittal Form to the Exchange Agent.

     Upon proper completion and execution of the Transmittal Form and its return to the Exchange Agent together with all of a stockholder's Old Certificates and/or an Affidavit of Loss for any lost or destroyed certificates, as applicable, that stockholder will receive a new certificate or certificates representing the number of whole shares of New Common into which the shares of Common Stock represented by the Old Certificates are being converted as a result of the Reverse Split. Until surrendered to the Exchange Agent, Old Certificates retained by stockholders will be deemed for all purposes, including voting and payment of dividends, if any, to represent the number of whole shares of New Common to which such stockholders are entitled as a result of the Reverse Split. Stockholders should not send their Old Certificates to the Exchange Agent until after the Effective Date. Shares of Existing Common surrendered after the Effective Date will be replaced by certificates representing shares of New Common as soon as practicable after such surrender.

     No service charge will be payable by holders of shares of Existing Common in connection with the exchange of shares and all expenses of the exchange and issuance of new certificates will be borne by the Company.

     Certificates representing shares of Existing Common which contain a restrictive legend will be exchanged for New Common with the same restrictive legend. As applicable, the time period during which a stockholder has held the Existing Common will be included in the time period during which such stockholder actually holds the New Common received in exchange for such Existing Common for the purposes of determining the term of the restrictive period applicable to the New Common.

Federal Income Tax Consequences

     Except as described below with respect to cash received in lieu of fractional share interests, the receipt of New Common in the Reverse Split should not result in any taxable gain or loss to stockholders for federal income tax purposes. The tax basis of New Common received as a result of the Reverse Split (when added to the basis for any fractional share interests to which a stockholder is entitled) will be equal, in the aggregate, to the basis of the Existing Common exchanged for New Common. The per share tax basis of the New Common is based on the tax basis of the Existing Common for which the New Common is exchanged. For purposes of determining whether short-term or long-term capital gains treatment will be applied to a stockholder's disposition of New Common subsequent to the Reverse Split, a stockholder's holding period for the shares of Existing Common will be included in the holding period for the New Common received as a result of the Reverse Split. A stockholder who receives cash in lieu of fractional shares of New Common will be treated as first receiving such fractional shares and then receiving cash as payment in exchange for such fractional shares of New Common and, except for dealers, will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the adjusted basis of such fractional shares.

     THE DISCUSSION SET FORTH ABOVE CONCERNING CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. ALL STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO ANY FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES APPLICABLE TO THEM WHICH COULD RESULT FROM THE REVERSE SPLIT.

Effectiveness

     The Company reserves the right, upon notice to stockholders, to abandon or modify the proposed Charter Amendment and the Reverse Split at any time prior to the filing of the Charter Amendment upon consent of the Board and the holders of a majority of the Existing Common then issued and outstanding.

Charter Amendment

     The first paragraph of Article FOURTH of the Certificate of Incorporation will be amended by deleting such paragraph and adding the following paragraphs in lieu thereof:

         "FOURTH: The total number of shares of all classes of stock which the corporation shall have authority to issue is Twenty-Six Million (26,000,000) which are divided into One Million (1,000,000) shares of Preferred Stock, par value $.01 per share, and Twenty-Five Million (25,000,000) shares of Common Stock, par value $.01 per share.

         "On the effective date (the "Effective Date") of this Certificate of Amendment, all outstanding shares of Common Stock of the corporation shall be automatically combined at the rate of one-for-ten (the "Reverse Split") without the necessity of any further action on the part of the holders thereof or the corporation, provided, however, that the corporation shall, through its transfer agent, exchange certificates representing Common Stock outstanding immediately prior to the Reverse Split (the "Existing Common") into new certificates representing the appropriate number of shares of Common Stock resulting from the combination ("New Common"). No fractional shares, but only whole shares of New Common, shall be issued to any holder of fewer than ten (10) shares or any number of shares which, when divided by ten
         (10), does not result in a whole number. In lieu of fractional shares, the corporation has arranged for its transfer agent (the "Exchange Agent") to remit payment therefor on the following terms and conditions and as set forth in the corporation's Information Statement dated March [ ], 1998 with respect to the Reverse Split:

         "The price payable by the corporation for fractional shares of Existing Common, certificates for which are surrendered to the Exchange Agent in connection with the Reverse Split, shall be equal to the product of (a) the number of such shares which cannot be exchanged for a whole number of shares of New Common and (b) the average of the closing price of one share of Existing Common as reported on The Nasdaq SmallCap Market for the 10 business days immediately preceding the Effective Date for which transactions in the Existing Common are reported. The par value of the Common Stock shall remain as otherwise provided in Article FOURTH of this Certificate of Incorporation and shall not be modified as a result of the Reverse Split. From and after the Effective Date, certificates representing shares of Existing Common shall represent only the right of the holders thereof to receive New Common and payment as provided herein for any fractional shares of Existing Common.

         "From and after the Effective Date, the term "New Common" as used in this Article FOURTH shall mean Common Stock as provided in this Certificate of Incorporation."

                            ADOPTION OF THE COMPANY'S
                               1997 INCENTIVE PLAN

     The Board believes that the 1997 Plan will benefit the Company by (i) assisting it in recruiting and retaining employees and non-employee directors, advisors and independent consultants with ability and initiative, (ii) providing greater incentive for employees and consultants of the Company and its related entities and (iii) associating the interest of employees and consultants with those of the Company, its related entities and its stockholders through opportunities for increased stock ownership. The Company had previously adopted its 1995 Incentive Plan which permitted up to 6,000,000 shares of Common Stock to be issued thereunder. As additional shares are no longer available to be issued under the 1995 Incentive Plan, the Board has adopted the 1997 Plan.

Summary of the 1997 Plan

     The Board will administer the 1997 Plan. The Board may, but has no current intention to, delegate its authority to administer the 1997 Plan to a committee of the Board or to one or more officers of the Company. As used in this summary, the term "Administrator" means the Board and any delegate, as appropriate.

     Each employee, non-employee director, advisor, independent consultant and member of the Board or a related entity is eligible to participate in the 1997 Plan. The Administrator will select the individuals who will participate in the 1997 Plan ("Participants"). The Administrator may, from time to time, grant stock options, stock appreciation rights ("SARs"), stock awards, performance shares or stock units or make an incentive award to Participants.

     Options granted under the 1997 Plan may be qualified incentive stock options ("ISOs") or non-qualified stock options. A stock option entitles the Participant to purchase shares of Common Stock from the Company at the option price. The option price will be fixed by the Administrator at the time the option is granted, but the price cannot be less than the fair market value of the stock on the date of grant in the case of an ISO, or 75% of that amount in the case of a non-qualified stock option. The option price may be paid in cash, with shares of Common Stock, with a combination of cash and Common Stock, in installments or by allowing the Company to deduct from the number of shares of Common Stock, deliverable upon exercise of the option, a number of such shares which has an aggregate fair market value on the date of exercise of the option equal to the aggregate option exercise price. The difference between the option price and the fair market value of the stock on the date of grant of a non-qualified stock option may constitute compensation expense to the Company and, therefore, negatively affect the Company's earnings.

     SARs may be granted in relation to option grants ("Corresponding SARs") or independently of option grants. The difference between these two types of SARs is that to exercise a Corresponding SAR, the Participant must surrender unexercised that portion of the stock option to which the Corresponding SAR relates. SARs entitle the Participant to receive the lesser of (i) the excess of the fair market value of a share of Common Stock on the date of exercise over the initial value of the SAR, or (ii) the initial value of the SAR. The initial value of the SAR is the option price of the related option in the case of a Corresponding SAR and the fair market value of a share of Common Stock on the date of grant in the case of independent SARs. The amount payable upon the exercise of a SAR may be paid in cash, Common Stock or a combination of the two.

     Participants may also be awarded shares of Common Stock pursuant to a stock award. The Administrator, in its discretion, may prescribe that a Participant's right in a stock award shall be nontransferable or forfeitable or both unless certain conditions are satisfied. These conditions may include, for example, a requirement that the Participant continue employment with the Company or a related entity for a specified period or that the Company, a related entity or the Participant achieve stated objectives. As described below, stock awards may be used to settle incentive awards.

     The 1997 Plan also provides for the award of performance shares. A performance share award entitles the Participant to receive a specified number of shares of Common Stock. The Administrator will prescribe the requirements that must be satisfied before a performance share award is earned. The performance share award requirements may include, for example, a requirement that the Participant continue employment with the Company or a related entity for a specified period or that the Company, a related entity or the Participant achieve stated objectives. To the extent that performance shares are earned, the obligation will be settled in Common Stock.

     A Participant also may be awarded stock units under the 1997 Plan. A stock unit is an award, stated with reference to a specified number of shares of Common Stock, that entitles the Participant to receive a payment for each specified share equal to the fair market value of the Common Stock on the date of settlement and accumulated dividends. The Administrator, in its discretion, may prescribe that a Participant's rights in stock units shall be nontransferable or forfeitable or both unless certain conditions are satisfied. These conditions may include, for example, a requirement that the Participant continue employment with the Company or a related entity for a specified period or that the Company, a related entity or the Participant achieve stated objectives. To the extent that any such requirements are satisfied, the obligation may be settled in cash, in Common Stock or by a combination of the two.

     The 1997 Plan also allows the Administrator to make incentive awards to Participants on such terms and conditions as the Administrator prescribes. To the extent that any incentive awards are granted, they may be settled in cash, in Common Stock or by a combination of the two.

     The 1997 Plan provides that in most circumstances outstanding options and SARs will become exercisable and outstanding stock awards, performance shares, stock units and incentive awards will be earned in full and nonforfeitable in the event of a "change in control" of the Company (as defined in the 1997 Plan).

     All stock options, SARs, stock awards, performance shares and stock units granted under the 1997 Plan will be evidenced by written agreements between the Company and the Participant. Under the 1997 Plan, the maximum aggregate number of shares of Common Stock which may be issued is 10,000,000. After the Reverse Split is effected, such number will become 1,000,000 pursuant to the determination of the Board. Common stock issued under the 1997 Plan, other than on exercise of an option with an option price equal to the fair market value of the Common Stock on the date of grant, will constitute compensation expense to the Company and will negatively affect the Company's earnings.

     No option, SAR, incentive award or stock award may be granted and no performance shares or stock unit may be awarded under the 1997 Plan after July 1, 2007. The Board may terminate the 1997 Plan sooner without further action by stockholders. The Board also may amend the 1997 Plan, except that no amendment may adversely affect the rights of Participants without their consent.

Unexercised Options

     The following table sets forth information, as of February 13, 1998, regarding the outstanding options granted under the 1997 Plan and the holders thereof:

----------------------------------------------------------------------------------------------------------------------------
                              Number of          Percent of                                         Potential Realizable
                             Securities             Total                                             Value at Assumed
                             Underlying         Options/SARs      Exercise or                       Annual Rates of Stock
                            Options/SARs        Granted under      Base Price       Expiration     Price Appreciation for
          Name             Granted (#)(1)         1997 Plan          ($/Sh)            Date              Option Term
          ----             --------------         ---------          ------           ------
                                                                                                 ---------------------------
                                                                                                    5% ($)       10% ($)
                                                                                                    ------       -------
----------------------------------------------------------------------------------------------------------------------------
J. Gerald Combs,
Chairman and CEO                  650,000             60%             $.66         July 1, 2002     118,525       261,909
----------------------------------------------------------------------------------------------------------------------------
Jeffrey K. Moore,
Director                          250,000             23%             $.66         July 1, 2002     45,586        100,734
----------------------------------------------------------------------------------------------------------------------------
All executive officers and
directors as a group(2)           900,000            83%              $.66         July 1, 2002     164,111       362,643

----------------------------------------------------------------------------------------------------------------------------
All employees as a group
(other than executive
officers and directors)           180,000            17%          $.66- $1.125      7/02-10/02      49,187        108,690
                                  -------           ----          ------------
----------------------------------------------------------------------------------------------------------------------------
Total                           1,080,000           100%
                                =========
----------------------------------------------------------------------------------------------------------------------------

     (1) The numbers are prior to giving effect to the Reverse Split. All options vested fully upon grant except that, with respect to each of Jeffrey Moore's options and 250,000 of J. Gerald Combs' options, options to purchase
125,000 shares vest on July 1, 1998 and options to purchase the remaining 125,000 shares vest on July 1, 1999. Upon a "change in control" of the Company, however, such options vest immediately. On February 13, 1998, the last sale price of the Common Stock on The Nasdaq SmallCap Market was $0.69.

     (2) Consists of Jeffrey Moore and J. Gerald Combs.


     With respect to options which may be granted under the 1997 Plan in the future, neither the number of individuals who will be selected to participate in the 1997 Plan nor the type or size of award that will be approved by the Administrator can presently be determined.

Federal Income Tax Consequences

     No income is recognized by a Participant at the time an option is granted. If the option is an ISO, no income will be recognized upon the Participant's exercise of the option. Income is recognized by a Participant when he disposes of shares acquired under an ISO. The exercise of a non-qualified stock option generally is a taxable event that requires the Participant to recognize, as ordinary income, the difference between the shares' fair market value and the option price.

     No income is recognized upon the grant of a SAR. The exercise of a SAR generally is a taxable event. The Participant generally must recognize income equal to any cash that is paid and the fair market value of Common Stock that is received in settlement of a SAR.

     The Participant will recognize income on account of a stock award on the first day that the shares are either transferable or not subject to a substantial risk of forfeiture. The amount of income recognized by the Participant is equal to the fair market value of the Common Stock received on that date.

     The Participant will recognize income on account of the settlement of a performance share award or stock unit and the making of an incentive award. The Participant will recognize income equal to any cash that is paid and the fair market value of Common Stock (on the date that the shares are first transferable or not subject to a substantial risk of forfeiture) that is received under the award.

     The employer (either the Company or a related entity) will be entitled to claim a federal income tax deduction on account of the exercise of a non-qualified option or SAR, the vesting of a stock award, the settlement of a performance share award or stock unit and the payment of an incentive award. The amount of the deduction is equal to the ordinary income recognized by the Participant. The employer will not be entitled to a federal income tax deduction on account of the grant or the exercise of an ISO. The employer may claim a federal income tax deduction on account of certain dispositions of Common Stock acquired upon the exercise of an ISO.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the outstanding Common Stock as of December 31, 1997, by (i) each of the Company's directors and "named executive officers," (ii) directors and named executive officers of the Company as a group and (iii) each person believed by the Company to own beneficially more than 5% of the outstanding shares of Common Stock. Except as indicated, each such person has sole voting and investment powers with respect to his and her shares. The address of Morgan Kent Group is 515 Congress Avenue, Suite 2500, Austin, Texas 78701. The address of Stephen Maysonave is 919 Corriente Pointe, Redwood City, CA 94065.

                                          Number of Shares       Percentage of
Name of Beneficial Owner                 Beneficially Owned   Outstanding Shares

Morgan Kent Group                           29,514,399(1)            54.2%
Stephen Maysonave, Voting Trustee           29,514,399(1)(2)         54.2%
J. Gerald Combs                              1,311,000(3)             2.5%
Leonard Mackenzie                              500,000(3)              *
Gary Wood                                      150,000(3)              *
Daniel Matheson                                250,000(3)              *
Jeffrey Moore                               250,000(2)(3)              *
Joseph Gardner                                  33,853(3)              *
Thomas Upton                                    83,540(3)              *
Brian Hann                                     101,666(3)              *
All current directors and named executive
 officers as a group
 (seven individuals)                         2,180,059(3)            4.1%
--------------------------------

 *       Less than 1%.

(1) Includes 3,075,019 shares underlying the warrant held by Morgan Kent Group (the "Morgan Kent Group Warrant") to purchase shares of Common Stock at an exercise price of $.75 per share.

(2) Includes the shares beneficially owned by Morgan Kent Group, as a result of Mr. Maysonave's beneficial ownership, as voting trustee, of 3,330,000 shares of Series B Preferred Stock of Morgan Kent Group (the "Series B Preferred") pursuant to a voting trust expiring March 1999. Under a stockholders agreement, the Series B Preferred has the power to elect three of the five directors constituting Morgan Kent Group's entire board of directors which has the sole voting power and, with the stockholders of Morgan Kent Group, shares the investment power with respect to the Common Stock owned by Morgan Kent Group. The 3,330,000 shares constitute 51.2% of the 6,500,000 outstanding shares of the Series B Preferred. Messrs. Jeffrey
     K. Moore and Matthew R. Moore (the "Moore Brothers") together own a majority of the outstanding shares of the Series B Preferred and a majority of the shares in the voting trust, and, voting together, have the power under the voting trust agreement to replace Stephen Maysonave as voting trustee at any time for any reason. Each of the Moore Brothers disclaims beneficial ownership of the other's shares of Morgan Kent Group's Series B Preferred.

(3) Consists of shares of Common Stock which may be issued upon exercise of options as follows: Mr. Combs: 1,300,000; Mr. Mackenzie: 500,000; Mr. Wood:
     150,000; Mr. Matheson:  250,000; Mr. Moore:  250,000; Mr. Gardner:  33,853;
     Mr. Upton: 33,540; and Mr. Hann: 61,666. Mr. Mackenzie is a former Chief Executive Officer of the Company.

                                       By Order of the Board of Directors,

                                       Joseph Gardner
Dated:  March   , 1998              Chief Financial Officer

                 [Document to Accompany Information Statement]

                              LETTER OF TRANSMITTAL

Accompanying certificate(s) representing pre-reverse stock split shares of Boundless Corporation common stock, $.01 par value ("Old Common Stock"), for replacement by certificate(s) representing post-reverse stock split shares of Boundless Corporation common stock, $.01 par value (New Common Stock").

Send this Transmittal Form by Mail or Deliver it By Hand

TO:      American Stock Transfer & Trust Company
         Transfer Agent for Boundless Corporation
         40 Wall Street
         46th Floor
         New York, New York  10005

Dear Sirs:

     In connection with the one-for-ten reverse stock split of Boundless Corporation Old Common Stock for New Common Stock, enclosed are the below described certificate(s) representing shares of Old Common Stock which the undersigned hereby surrenders. Please send me certificate(s) representing shares of New Common Stock to which I may be entitled.

     The undersigned hereby acknowledges that he/she has received and read the Information Statement, dated March [ ], 1998, relating to, among other things, the reverse stock split. Any payment from the sale of any fractional share interest to which the undersigned may be entitled in connection with the reverse stock split shall be made to the undersigned, unless the new certificate(s) is to be issued pursuant to the Special Issuance and Delivery Instructions below in a name other than the undersigned, in which case any such payment shall be made to the transferee in whose name the new certificate(s) is to be issued. The price payable by the Company for those shares of Old Common Stock which are not divisible by 10 will be equal to the product of (a) the number of such shares which cannot be exchanged for a whole number of shares of New Common Stock and (b) the average of the closing price of one share of Old Common Stock, as reported on The Nasdaq SmallCap Market for the ten business days immediately preceding the effective date of the reverse stock split for which transactions in the Old Common Stock are reported.

------------------------------------------------------------------------------------------------------------------------------------
                                   CERTIFICATE(S) PRESENTED
------------------------------------------------------------------------------------------------------------------------------------
                         Name(s) of Record Holder(s)                                      Certificate             Number of
                         (As appears on certificate(s))                                    Number(s)                Shares
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                ----------------------------------------------------

                                                                                ----------------------------------------------------

                                                                                ----------------------------------------------------
                                                                                Total Shares
------------------------------------------------------------------------------------------------------------------------------------

         If additional space is required, please attach separate sheet.

SEE INSTRUCTIONS

FOR ASSISTANCE, CALL AMERICAN STOCK TRANSFER & TRUST COMPANY AT (800) 937-5449

FACSIMILE TRANSMISSION COPY NUMBER (718) 234-5001
(CONFIRM BY TELEPHONE TO:  (718) 921-8237/38)

------------------------------------------------------------------------------------------------------------------------------------
                   SPECIAL ISSUANCE AND DELIVERY                                         CHANGE OF ADDRESS INSTRUCTIONS
                    INSTRUCTIONS (PLEASE PRINT)                                                  (PLEASE PRINT)

To be completed ONLY if certificate(s) are to be issued in the name    (To be completed ONLY if the present record address of the
of and mailed to other than the holders.*                              record holder(s) is to be changed and the certificate(s) are
(See Instructions 1)                                                   to be mailed to such new address.  Do not use to change
                                                                       record holder(s).  (See Instruction 1)
Mail new certificate(s) to:
                                                                       Register address of present record holder(s) as and mail new
Name................................................................   certificate(s) to:
Address.............................................................   Address......................................................
 ....................................................................   .............................................................

*If a new certificate is to be issued in the name of any person other than the record holder(s) of the certificate(s) surrendered, such person should complete and sign the Substitute Form W-9 (See Instruction 6).


--------------------------------------------------------------------------
                        GUARANTEE OF SIGNATURES(S)

  Authorized Signature..................................................

  Name..................................................................

  Title.................................................................

  Name of Firm..........................................................

  Address...............................................................

  ......................................................................

  Area Code and Telephone Number........................................

  Dated: ...............................................................
--------------------------------------------------------------------------



--------------------------------------------------------------------------------
NOMINEE'S INSTRUCTIONS

     To be completed ONLY if a certificate registered in a broker's, "street" or other nominee name represents several beneficial ownerships. (See Instruction 1)

     Certificate No. ________ submitted herewith for ________ shares represents separate beneficial ownerships of an odd number of shares of common stock by ______ different beneficial owners.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    SIGNATURE

     By my signature below I represent that I have full power and authority to present the above-described certificate(s) and to give above instructions, and that I have good unencumbered title to the shares represented by said certificate(s), free and clear of liens, charges and adverse claims.

Date: ___________________, 199_ Tel. No.: (___) ______________________________

Please Sign Here:_____________________________________________________________


--------------------------------------------------------------------------------
Must be signed by recorded holder(s), exactly as name(s) appear(s) on certificate(s), or by the authorized representative of such record holder(s). (Label affixed below shows holder's name as it appears on the transfer agent's records.)
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

     1. Delivery. In order to present certificate(s) for replacement by certificate(s) representing New Common Stock, this Letter of Transmittal must be properly filled in and signed by or on behalf of the record holder(s), and delivered (by mail or otherwise) with the certificate(s) to American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005. THE METHOD OF DELIVERY IS AT THE OPTION AND RISK OF THE STOCKHOLDER. IF DELIVERY IS BY MAIL, INSURED REGISTERED MAIL, RETURN RECEIPT REQUESTED, IS SUGGESTED. The certificate(s) representing shares of New Common Stock will be mailed to the stockholder's present record address, unless the Special Issuance and Delivery of Change of Address Instructions (front side) are completed.

     2. Signature on this Letter of Transmittal should correspond with the name(s) as written on the face of the certificate(s). If shares are registered differently on several certificates, as many separate Letters of Transmittal as there are different registrations should be submitted. If certificate(s) are registered in the names of two or more joint owners, administrator, guardian, attorney-in-fact or another acting in a fiduciary or representative capacity, such person should so indicate when signing. If a corporation, sign in full corporate name by President or other authorized officer. If a Partnership, sign in partnership name by an authorized person.

     3. Special Issuance and Delivery Instructions. If the certificate(s) for Common Stock is to be issued in the name of a person other than the person in whose name the surrendered certificate(s) is registered, the surrendered certificate(s) must be duly endorsed in blank by the record holder(s) thereof or accompanied by a duly executed instrument of assignment in blank and the signature to the endorsement or assignment must be guaranteed by a member of an approved Signature Guarantee Medallion Program. A Guarantee of Signature(s) box is provided on the front side of this transmittal letter.

     If the endorsement or assignment is executed by an attorney, executor, administrator, guardian or other fiduciary, or by an officer of a corporation, the person executing the endorsement or assignment must give his or her full title in such capacity, and proper evidence of his or her authority to act in such capacity must accompany the stock certificate(s).

     4. Fractional Interests. Settlement of fractional shares will be made by cash. No fractional shares will be issued.

     5. Nominees' Holdings. (This instruction is applicable only to broker's, "street" name registrations, and nominee holders.) Each beneficial ownership represented by a certificate registered in a broker's, "street" or other nominee's name will be separately treated in computing fractional interests if the Nominee's Instructions (front side) are completed. A separate Letter of Transmittal and Nominee's Instructions should be submitted with each certificate representing a different beneficial ownership which is to be separately treated in computing fractional interests. Submission of a Letter of Transmittal with the Nominee's Instructions completed will constitute the record holder's representation that the beneficial ownership information shown therein is accurate.

     6. Substitute Form W-9. Request for Taxpayer Identification Number. Any person in whose name a new certificate is to be issued and who is not a record holder of the surrendered certificate, must complete and sign the Substitute Form W-9 below. If the new certificate(s) will instead be issued in the name of the record holder(s), then any such record holder(s) who has not previously provided a Taxpayer Identification Number (TIN) must complete and sign the Substitute Form W-9 below.

     7. Lost, Stolen or Destroyed Certificates. A holder of record of shares of Old Common Stock who has lost, has had stolen, or has had destroyed a certificate(s) formerly representing such shares may request the Transfer Agent to send him/her the necessary documents to replace the lost, stolen or destroyed certificate(s).

     8. Inadequate Space. If the space provided in this Letter of Transmittal is inadequate the certificate numbers and the number of securities should be listed on a separate schedule attached hereto.

     [IRS Substitute Form W-9 and Guidelines thereto have been omitted from the Information Statement filing with the Commission.]

                                                                       EXHIBIT A
                                                        TO INFORMATION STATEMENT

                              BOUNDLESS CORPORATION
                               1997 INCENTIVE PLAN

                                   ARTICLE I.

                                   DEFINITIONS


     1.01. Administrator means the Board and any delegate of the Board that is appointed in accordance with Article III.

     1.02. Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an award of Performance Shares or Stock Units or a Stock Award, Option or SAR granted to such Participant.

     1.03. Board means the Board of Directors of the Company.

     1.04. Change in Control shall mean an event or series of events that would be required to be described as a change in control of the Company in a proxy or information statement distributed by the Company pursuant to section 14 of the Securities Exchange Act of 1934 (the "Exchange Act") in response to Item 6(e) of
Schedule 14A promulgated thereunder or otherwise adopted. The determination whether and when a change in control has occurred or is about to occur shall be made by the Board in office immediately prior to the occurrence of the event or series of events constituting such change in control.

     1.05. Code means the Internal Revenue Code of 1986, and any amendments thereto.

     1.06. Common Stock means the common stock of the Company.

     1.07. Company means Boundless Corporation.

     1.08. Control Change Date means the occurrence of the event or series of events constituting a Change in Control as determined by the Board.

     1.10. Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

     1.11. Exchange Act means the Securities Exchange Act of 1934, as amended and as in effect on the date of this Agreement.

     1.12. Fair Market Value means, on any given date, the closing price of a share of Common Stock as reported on the Nasdaq SmallCap Market (or Nasdaq National Market, if applicable) on such date, or if the Common Stock was not traded on such exchange on such day, then on the next preceding day that the Common Stock was traded on such exchange, all as reported by such source as the Administrator may select.

     1.13. Incentive Award means an award which, subject to such terms and conditions as may be prescribed by the Administrator, entitles the Participant to receive a cash payment from the Company or a Related Entity.

     1.14. Initial Value means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to a SAR granted independently of an Option, the Fair Market Value of one share of Common Stock on the date of grant.

     1.15. Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

     1.16. Participant means an employee of and non-employee director, advisor and independent consultant to the Company or a Related Entity, including an employee who is a member of the Board, who satisfies the requirements of Article IV and is selected by the Administrator to receive an award of Performance Shares or Stock Units, a Stock Award, an Option, an SAR, or an Incentive Award or a combination thereof.

     1.17. Performance Shares means an award which, in accordance with and subject to an Agreement, will entitle the Participant, or his estate or beneficiary in the event of the Participant's death, to receive a Stock Award.

     1.18. Plan means the Company's 1997 Incentive Plan.

     1.19. Related Entity means any entity that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.

     1.20. SAR means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the lesser of (a) the excess of the Fair Market Value at the time of exercise over the Initial Value, or (b) the Initial Value. References to "SARs" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

     1.21. Stock Award means Common Stock awarded to a Participant under Article IX or in accordance with an award of Performance Shares.

     1.22. Stock Unit means an award, in the amount determined by the Administrator and specified in an Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive a payment for each specified share equal to the Fair Market Value of Common Stock on the date of payment and the accumulated dividends on such share, in the form of additional Stock Units as if such dividends had been invested in Common Stock on the dividend payment date, from the date of grant to the date of payment.


                                   ARTICLE II.

                                    PURPOSES


     The Plan is intended to assist the Company and Related Entities in recruiting and retaining key employees, non-employee directors and independent consultants by enabling such individuals to participate in the future success of the Company and the Related Entities and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the award of Performance Shares and Stock Units, the grant of Stock Awards, SARs, the grant of both Options qualifying under Section 422 of the Code ("incentive stock options") and Options not so qualifying, and the grant of Incentive Awards. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

                                  ARTICLE III.

                                 ADMINISTRATION


     The Plan shall be administered by the Administrator. The Administrator shall have authority to award Performance Shares and Stock Units and to grant Stock Awards, Incentive Awards, Options and SARs upon such terms (not inconsistent with the provisions of this Plan) as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award, Incentive Award, Performance Shares, or Stock Units, including by way of example and not limitation, conditions on which Participants may defer receipt of benefits under the Plan, requirements that the Participant complete a specified period of employment with or service to the Company or a Related Entity, that the Company achieve a specified level of financial performance or that the Company achieve a specified level of financial return. Notwithstanding any such conditions, the Administrator may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or the time at which a Stock Unit or Incentive Award may be settled. In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Board shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Stock Award, Incentive Award or an award of Performance Shares or Stock Units. All expenses of administering this Plan shall be borne by the Company.

     The Board, in its discretion, may appoint a committee of the Board and delegate to such committee all or part of the Board's authority and duties with respect to the Plan. The Board, in its discretion, may delegate to one or more officers of the Company all or part of the Board's authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Board may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Board's delegate or delegates that were consistent with the terms of the Plan.


                                   ARTICLE IV.

                                   ELIGIBILITY


     4.01. General. Any employee of and non-employee director, advisor or independent consultant to the Company or a Related Entity (including a corporation that becomes a Related Entity after the adoption of this Plan) is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or a Related Entity. Directors of the Company who are employees of the Company or a Related Entity may be selected to participate in this Plan.

     4.02. Grants. The Administrator will designate individuals to whom an award of Stock Units or Performance Shares are to be granted and to whom Stock Awards, Incentive Awards, Options and SARs are to be granted and will specify the number of shares of Common Stock subject to each award or grant. An Option may be granted with or without a related SAR. A SAR may be granted with or without a related Option. Each award of Performance Shares or Stock Units, and all Stock Awards, Options and SARs granted under this Plan shall be evidenced by Agreements which shall be subject to the applicable provisions of this Plan and to such other provisions as the Administrator may adopt. No Participant may be granted incentive stock options or related SARs (under all incentive stock option plans of the Company and any Related Entity) which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date an Option is granted) that exceed the limitation prescribed by Code section 422(d). The preceding annual limitation shall not apply with respect to Options that are not incentive stock options.

                                   ARTICLE V.

                              STOCK SUBJECT TO PLAN


     5.01. Shares Issued. Upon the award of shares of Common Stock pursuant to a Stock Award, or when an award of Stock Units is earned, the Company may issue shares of Common Stock from its authorized but unissued Common Stock. Upon the exercise of any Option or SAR, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

     5.02. Aggregate Limit. The maximum aggregate number of shares of Common Stock that may be issued under this Plan shall not exceed 10,000,000 shares.

     5.03. Incentive Stock Options. Subject to the limitations set forth in the preceding section, the maximum aggregate number of shares that may be issued pursuant to the exercise of Options that are incentive stock options is 10,000,000 shares. The maximum aggregate number of shares of Common Stock that may be issued pursuant to the exercise of options that are incentive stock options under this Plan shall be subject to adjustment as provided in Article XIII.

     5.04. Reallocation of Shares. If an Option is terminated, in whole or in part, for any reason other than its exercise or the exercise of a Corresponding SAR, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Options, Corresponding SARs, Stock Awards and awards of Stock Units and Performance Shares to be granted under this Plan. If an award of Performance Shares is forfeited, in whole or in part, without the issuance of a Stock Award, the number of shares of Common Stock allocated to the Performance Share Award or portion thereof may be reallocated to other Options, Corresponding SARs, Stock Awards and awards of Stock Units and Performance Shares to be granted under this Plan. If an award of Stock Units is forfeited, in whole or in part, to the extent that no settlement is made for such Stock Units, the number of shares of Common Stock allocated to the awards of Stock Units or portion thereof may be reallocated to other Options, SARs, Stock Awards and awards of Stock Units and Performance Shares to be granted under this Plan.

                                   ARTICLE VI.

                                  OPTION PRICE


     The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant; provided, however, that the price per share for Common Stock purchased on the exercise of any Option shall not be less than 75% of the Fair Market Value on the date the Option is granted and provided further that the price per share for Common Stock purchased on the exercise of an Option that is an incentive stock option shall not be less than the Fair Market Value on the date the Option is granted.


                                  ARTICLE VII.

                          EXERCISE OF OPTIONS AND SARS


     7.01. Maximum Option or SAR Period. The maximum period in which an Option or SAR may be exercised shall be determined by the Administrator on the date of grant, except that no Option that is an incentive stock option or its Corresponding SAR shall be exercisable after the expiration of ten years from the date such Option or Corresponding SAR was granted. The terms of any Option that is an incentive stock option or Corresponding SAR may provide that it is exercisable for a period less than such maximum period.

     7.02. Nontransferability. Any Option or SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or person(s). During the lifetime of the Participant to whom the Option or SAR is granted, the Option or SAR may be exercised only by the Participant. No right or interest of a Participant in any Option or SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

     7.03.  Employee  Status.  For purposes of determining the  applicability of
Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option or SAR provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

     7.04. Change in Control. Section 7.01 to the contrary notwithstanding, after a Control Change Date each Option or SAR shall be fully exercisable thereafter in accordance with the terms of the applicable Agreement. If not sooner exercisable under the terms of the applicable Agreement, a Participant's Option or SAR shall be fully exercisable (i) as of his termination of employment if his employment terminates after a Control Change Date and he is terminated without cause or following his refusal to move to another location or (ii) as of the date that there is a material reduction in the Participant's compensation or duties if such reduction occurs after a Control Change Date. For purposes of the preceding sentence the term "cause" means a willful neglect of responsibilities to the Company or a Related Entity.


                                  ARTICLE VIII.

                               METHOD OF EXERCISE


     8.01. Exercise. Subject to the provisions of Articles VII and XIV, an Option or SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and when the Fair Market Value exceeds the option price of the related Option. An Option or SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option or SAR could be exercised. A partial exercise of an Option or SAR shall not affect the right to exercise the Option or SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option or related to the SAR. The exercise of either an Option or Corresponding SAR shall result in the termination of the other to the extent of the number of shares with respect to which the Option or Corresponding SAR is exercised.

     8.02. Payment. Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Administrator. If the Agreement provides, or in the discretion of the Board, payment of all or part of the Option exercise price may be made by surrendering shares of Common Stock to the Company, including by allowing the Company to deduct from the number of shares of Common Stock, deliverable upon exercise of the Option, a number of such shares which has an aggregate Fair Market Value on the date of exercise of the Option equal to the aggregate Option exercise price. If Common Stock is used to pay all or part of the Option exercise price, the shares surrendered must have a Fair Market Value (determined as of the day preceding the date of exercise) that is not less than such price or part thereof.

     8.03. Installment Payment. If the Agreement provides, and if the Participant is employed by the Company on the date the Option is exercised, payment of all or part of the Option price may be made in installments. In that event the Company may, if so determined by the Administrator, lend the Participant an amount equal to not more than 90% of the Option price of the shares acquired by the exercise of the Option. This amount shall be evidenced by the Participant's promissory note and shall be payable in not more than five equal annual installments, unless the amount of the loan exceeds the maximum loan value for the shares purchased, which value shall be established from time to time by regulations of the Board of Governors of the Federal Reserve System. In that event, the note shall be payable in equal quarterly installments over a period of time not to exceed five years.

     The Participant shall pay interest on the unpaid balance at the minimum rate necessary to avoid imputed interest or original issue discount under the Code. All shares acquired with cash borrowed from the Company shall be pledged to the Company as security for the repayment thereof. In the discretion of the Administrator, shares of stock may be released from such pledge proportionately as payments on the note (together with interest) are made, provided the release of such shares complies with the regulations of the Federal Reserve System relating to securities credit transactions then applicable. While shares are so pledged, and so long as there has been no default in the installment payments, such shares shall remain registered in the name of the Participant, and he shall have the right to vote such shares and to receive all dividends thereon.

     8.04. Determination of Payment of Cash and/or Common Stock Upon Exercise of SAR. At the Administrator's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. A fractional share shall not be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

     8.05. Shareholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to his Option or SAR until the date of exercise of such Option or SAR.

                                   ARTICLE IX.

                                  STOCK AWARDS


     9.01. Awards. In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such awards.

     9.02. Vesting. The Administrator, on the date of the award, may prescribe that a Participant's rights in the Stock Award shall be forfeitable or otherwise restricted for a period of time set forth in the Agreement. By way of example and not of limitation, the restrictions may postpone transferability of the shares or may provide that the shares will be forfeited if the Participant separates from the service of the Company and its Related Entities before the expiration of a stated term or if the Company, the Company and its Related Entities or the Participant fails to achieve stated objectives.

     9.03. Change in Control. Section 9.02 to the contrary notwithstanding, after a Control Change Date each Stock Award will become transferable and nonforfeitable thereafter in accordance with the terms of the applicable Agreement. If not sooner transferable and nonforfeitable under the terms of the applicable Agreement, a Participant's interest in a Stock Award shall be transferable and nonforfeitable (i) as of his termination of employment if his employment terminates after a Control Change Date and he is terminated without cause or following his refusal to move to another location or (ii) as of the date that there is a material reduction in the Participant's compensation or duties if such reduction occurs after a Control Change Date. For purposes of the preceding sentence the term "cause" means a willful neglect of responsibilities to the Company or a Related Entity.

     9.04. Shareholder Rights. Prior to their forfeiture (in accordance with the terms of the Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited), a Participant will have all rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, withrespect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are no longer forfeitable.

                                   ARTICLE X.

                            PERFORMANCE SHARE AWARDS


     10.01. Award. In accordance with the provisions of Article IV, the Administrator will designate individuals to whom an award of Performance Shares is to be granted and will specify the number of shares of Common Stock covered by the award.

     10.02. Earning the Award. The Administrator, on the date of the grant of an award, may prescribe that the Performance Shares, or portion thereof, will be earned, and the Participant will be entitled to receive Common Stock pursuant to a Stock Award only upon the satisfaction of certain requirements or the attainment of certain objectives. By way of example and not of limitation, the restrictions may provide that Performance Shares will be forfeited without the issuance of a Stock Award if the Participant separates from the service of the Company and its Related Entities before the expiration of a stated term or if the Company, the Company and its Related Entities or the Participant fails to achieve stated objectives.

     10.03. Change in Control. In the discretion of the Board, Section 10.02 to the contrary notwithstanding, each Performance Share shall be earned in its entirety and converted into a Stock Award as of a Control Change Date. Each Performance Share award will become transferable and nonforfeitable thereafter as described in Plan section 9.03 in accordance with the terms of the applicable Agreement.

     10.04. Shareholder Rights. No Participant shall, as a result of receiving an award of Performance Shares, have any rights as a shareholder until and to the extent that the award of Performance Shares is earned and a Stock Award is made. If the Agreement so provides, a Participant may receive a cash payment equal to the dividends that are payable with respect to the number of shares of Common Stock covered by the award between the date the Performance Shares are awarded and the date a Stock Award is made. A Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of a Performance Share award or the right to receive Common Stock thereunder other than by will or the laws of descent and distribution. After an award of Performance Shares is earned and a Stock Award is made, a Participant will have all the rights of a shareholder as described in Plan section 9.04.

                                   ARTICLE XI.

                                   STOCK UNITS


     11.01. Award. In accordance with the provisions of Article IV, the Administrator will designate individuals to whom an award of Stock Units is to be made and will specify the number of Stock Units covered by the award.

     11.02. Vesting. The Administrator, on the date of the award, may prescribe that the Participant's right to receive a payment pursuant to a Stock Unit award shall be forfeitable or otherwise terminated for a period of time set forth in the Agreement or upon the failure to satisfy such other conditions as the Administrator may prescribe consistent with the Plan. By way of example and not limitation, the restrictions may provide that the shares will be forfeited if the Participant separates from the service of the Company and its Related Entities before the expiration of a stated term or if the Company does not attain a specified level of financial performance or a specified level of financial return.

     11.03. Payment. In accordance with the Agreement, the amount payable when an award of Stock Units is earned may be settled in cash, Common Stock or a combination of cash and Common Stock. A fractional share shall not be deliverable when an award of Stock Units is earned, but a cash payment will be made in lieu thereof.

     11.04. Shareholder Rights. No Participant shall, as a result of receiving a Stock Unit award, have any rights as a shareholder of the Company or Related Entity. A Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of a Stock Unit award other than by will or the laws of descent and distribution. The limitations set forth in the preceding sentence shall not apply to Common Stock issued as payment pursuant to a Stock Unit award.

                                  ARTICLE XII.

                                INCENTIVE AWARDS


     12.01.  Awards.  The  Administrator  shall  designate  Participants to whom
Incentive Awards are made for annual incentive payments. All Incentive Awards shall be finally determined exclusively by the Administrator under the procedures established by the Administrator.

     12.02. Terms and Conditions. The Administrator, at the time an Incentive Award is made, shall specify the terms and conditions which govern the award. Such terms and conditions may include, by way of example and not of limitation, requirements that the Participant complete a specified period of employment with the Company or a Related Entity or that the Company, a Related Entity, or the Participant attain stated objectives or goals as a prerequisite to payment under an Incentive Award. The Administrator, at the time an Incentive Award is made, shall also specify when amounts shall be payable under the Incentive Award and whether amounts shall be payable in the event of the Participant's death, disability, or retirement.

     Notwithstanding any other provision of the Plan, the Administrator, in its discretion may adjust the terms, conditions or other requirements applicable to Incentive Awards and may increase or decrease the amounts otherwise payable under an Incentive Award, to reflect unusual or extraordinary transactions or events. The Administrator may make such adjustments with respect to one or more Participants, with respect to all Participants as to Incentive Awards made during a particular year, or with respect to all outstanding Incentive Awards.


                                  ARTICLE XIII.

                     ADJUSTMENT UPON CHANGE IN COMMON STOCK


     The maximum number of shares as to which Options that are incentive stock options and Corresponding SARs may be granted under this Plan shall be proportionately adjusted, and the terms of outstanding awards of Performance Shares, Stock Awards, Stock Units Options, and SARs shall be adjusted, as the Board shall determine to be equitably required in the event that (a) the Company
(i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies or (b) there occurs any other event which, in the judgment of the Board necessitates such action. Any determination made under this Article XIII by the Board shall be final and conclusive .

     The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding awards of Performance Shares, Stock Awards, Stock Units, Options or SARs.

     The Board may make Stock Awards and may grant awards of Performance Shares, Stock Units, Options, and SARs in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or a Related Entity in connection with a transaction described in the first paragraph of this
Article XIII. Notwithstanding any provision of the Plan (other than the limitation of Article V), the terms of such substituted awards of Performance Shares, Stock Units, Stock Awards, Option or SAR grants shall be as the Board, in its discretion, determines is appropriate.


                                  ARTICLE XIV.

                             COMPLIANCE WITH LAW AND
                          APPROVAL OF REGULATORY BODIES


     No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted, in payment when a Stock Unit is earned or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

                                   ARTICLE XV.

                               GENERAL PROVISIONS


     15.01. Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ or service of the Company or a Related Entity or in any way affect any right and power of the Company or a Related Entity to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

     15.02. Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

     15.03. Disposition of Stock. A Participant shall notify the Administrator of any sale or other disposition of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

     15.04. Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

     15.05. Employee Status. In the event that the terms of any award of Performance Shares, Stock Unit or Stock Award or Incentive Award or the grant of any Option or SAR provide that shares may be issued or become transferable and nonforfeitable thereunder only after completion of a specified period of employment, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

     15.06. Limitation on Awards. Notwithstanding any other provision of the Plan, if any award under this Plan, either alone or together with payments that a Participant has the right to receive from the Company or a Related Entity, would constitute a "parachute payment" (as defined in section 280G of the Code), all such payments shall be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by section 4999 of the Code.


                                  ARTICLE XVI.

                                    AMENDMENT


     The Board may amend or terminate this Plan from time to time; provided, however, that no amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any outstanding award of Performance Shares, Stock Unit, or under any Stock Award, Option or SAR outstanding at the time such amendment is made.


                                  ARTICLE XVII.

                                DURATION OF PLAN


     No Performance Shares or Stock Units may be awarded and no Stock Award, Option, SAR or Incentive Award may be granted under this Plan more than ten years after the earlier of the date that the Plan is adopted by the Board or the date that the Plan is approved by shareholders as provided in Article XVIII. Performance Shares and Stock Units awarded, and Stock Awards Options, SARs and Incentive Awards granted before that date shall remain valid in accordance with their terms.


                     ARTICLE XVIII. EFFECTIVE DATE OF PLAN

     Performance Shares and Stock Units may be awarded and Stock Awards, Options, SARs and Incentive Awards may be granted under this Plan upon its adoption by the Board, provided that no award of Performance Shares, Stock Unit, Stock Award, Option or SAR will be effective unless this Plan is approved by a majority of the votes entitled to be cast by the Company's shareholders, voting either in person or by proxy, at a duly held shareholders' meeting or by the consent of shareholders owning more than 50% of shares of the Company's Common Stock within twelve months of such adoption.